Exhibit 99.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

RELIANCE STEEL & ALUMINUM CO.

Dated as of January 17, 2006

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Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of January 17, 2006 (this “Agreement”), by and among Reliance Steel & Aluminum Co., a California corporation (the “Company”), Kelso Investment Associates, L.P., a Delaware limited partnership (“KIA I”), Kelso Equity Partners II, L.P., a Delaware limited partnership (“KEP II”), KIA III–Earle M. Jorgensen, L.P., a Delaware limited partnership (“KIA III–EMJ”), and Kelso Investment Associates IV, L.P., a Delaware limited partnership (“KIA IV”, and, together with KIA I, KEP II and KIA-EMJ, “Kelso”). Capitalized terms used herein without definition are defined in Section 10.

WHEREAS, Kelso currently owns shares of Common Stock of Earle M. Jorgensen Company, a Delaware corporation, and has certain registration rights in respect of such shares;

WHEREAS, contemporaneously herewith, the Company, RSAC Acquisition Corp., a Delaware corporation, and Earle M. Jorgensen Company entered into the Merger Agreement, and the Company and Kelso entered into a voting agreement;

WHEREAS, upon the consummation of the transactions contemplated by the Merger Agreement (the date of such consummation, the “Effective Date”), Kelso will cease to own shares of Common Stock of Emerald and will receive Registrable Securities; and

WHEREAS, the parties hereto wish to set forth certain rights and obligations with respect to the registration of such Registrable Securities under the Securities Act.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

1. Registrations Upon Request.

1.1 Requests by Kelso.

(a) Shelf Registration. The Company shall use its best efforts to file, as promptly as possible and in any event within ten days following the Effective Date, an automatic shelf registration statement on Form S-3 (the “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, which shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, which shall contain a prospectus in such form to permit Kelso to sell all Registrable Securities at any time beginning on or after the effective date thereof pursuant to Rule 415 under the Securities Act or any successor or similar rule that may be adopted by the Commission. If the

Company is not eligible to use an automatic shelf registration statement at any time of determination of eligibility, the Company shall promptly (but in any event within 30 days) post-effectively amend the Automatic Shelf Registration Statement or file a new registration statement on a Form S-3, in either case so to permit Kelso to sell all Registrable Securities pursuant to Rule 415 under the Securities Act or any successor or similar rule that may be adopted by the Commission. The term “Shelf Registration Statement” as used herein shall mean the Automatic Shelf Registration Statement or any post-effective amendment thereto or a new registration statement so filed pursuant to this Section 1.1(a). Upon any Shelf Registration Statement having been filed:

(i) the Company shall use its best efforts to keep such Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be usable by the holders of Registrable Securities until the earlier of (x) such time as all Registrable Securities that could be sold under such Shelf Registration Statement have been sold or are no longer outstanding and (y) three years from the date of filing thereof;

(ii) the Company shall pay the registration fee for all Registrable Securities at the time of filing of the Automatic Shelf Registration Statement pursuant to clause (i) of this Section 1.1(a) and shall not elect to pay any portion of the registration fee on a deferred basis;

(iii) if at any time following the filing of any Shelf Registration Statement, Kelso desires to sell all or any portion of the Registrable Securities under such Shelf Registration Statement in an underwritten offering, Kelso shall notify the Company of such intent at least 15 days prior to any such sale (any such proposed sale, an “Underwritten Take-Down Transaction”), and the Company shall prepare and file a prospectus supplement, post-effective amendment to the Shelf Registration Statement and/or Exchange Act reports incorporated by reference into the Shelf Registration Statement and take such other actions as necessary to permit the consummation of any such Underwritten Take-Down Transaction; provided that (x) the total number of Underwritten Take-Down Transactions shall not exceed three; (y) any such Underwritten Take-Down Transaction shall be for the proposed sale of the lesser of (A) at least one-third of the Registrable Securities held by Kelso immediately after the consummation of the transactions contemplated by the Merger Agreement and (B) the aggregate number of Registrable Securities held by Kelso immediately prior to such notice; and (z) if Kelso requests a “road show” to be conducted in connection with such Underwritten Take-Down Transaction, Kelso and the Company shall first discuss in good faith the repurchase by the Company of the Registrable Securities so proposed to be offered in such Underwritten Take-Down Transaction before consummating such Underwritten Take-Down Transaction; provided that nothing in this clause (z) shall commit Kelso to agree to any such repurchase in lieu of such Underwritten Take-Down Transaction;

(iv) a request for an Underwritten Take-Down Transaction for which a “road show” is conducted shall (x) count towards the limitation in clause (x) of the proviso to Section 1.1(a)(iii) above and (y) be deemed a request made pursuant to Section 1.1(b) if such Underwritten Take-Down Transaction is consummated as to at least 80% of the Registrable Shares requested by Kelso to be disposed of in such Underwritten Take-Down Transaction; and

(v) for the avoidance of doubt, the sale of Registrable Securities under a Shelf Registration Statement not involving a “road show”, whether in an Underwritten Take-Down Transaction or pursuant to an offering that is not underwritten, shall not be deemed a request made pursuant to Section 1.1(b).

(b) Notice of Request. At any time and from time to time, except at any time during which a Shelf Registration Statement pursuant to Section 1.1(a) is effective, available for the offer and sale of Registrable Shares, and not subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court (such period, a “Shelf Effectiveness Period”), Kelso shall have the right to make up to two requests that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by Kelso (but not less than the lesser of (x) at least one-third of the Registrable Securities held by Kelso immediately after the consummation of the transactions contemplated by the Merger Agreement and (y) the aggregate number of Registrable Securities held by Kelso immediately prior to such request), each such request to specify the intended method or methods of disposition thereof, which shall include an underwritten offering. Upon any such request, the Company shall use its best efforts to effect the prompt registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by Kelso in accordance with the intended method or methods of disposition of Kelso. Notwithstanding anything to the contrary herein, a request pursuant to this Section 1.1(b) shall not count as a request for purposes of this Section 1.1(b) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 180 days (or such shorter period ending on the date on which all the Registrable Securities covered by such registration statement have been sold pursuant thereto) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriter or underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer. Should a registration statement not become effective, or should an Underwritten Take-Down Transaction for which a “road show” is conducted not be consummated, in either case due to the failure of Kelso to perform its obligations under this Agreement in any material respect, or in the event Kelso withdraws or does not pursue its request for registration, or an Underwritten Take-Down

Transaction for which a “road show” is conducted, as provided in Section 1.2 below (in each of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Agreement), the related request shall count as a request for purposes of this Section 1.1(b); provided that if (i) the registration statement does not become effective, or such Underwritten Take-Down Transaction for which a “road show” is conducted is not consummated, because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), prospects, business, assets or results of operations of the Company and its subsidiaries taken as a whole subsequent to the date of the delivery of the notice requesting such registration, (ii) after the registration statement has become effective, such registration, or such Underwritten Take-Down Transaction for which a “road show” is conducted, is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court, (iii) the request for registration, or such Underwritten Take-Down Transaction for which a “road show” is conducted, is withdrawn at the request of Kelso due to the advice of the managing underwriter(s) that the Registrable Securities covered by the registration statement or to be sold in such Underwritten Take-Down Transaction could not be sold in such offering, or in such Underwritten Take-Down Transaction, within a price range reasonably acceptable Kelso, or (iv) Kelso reimburses the Company for any and all Registration Expenses incurred by the Company in connection with such request for registration, or in connection with such Underwritten Take-Down Transaction for which a “road show” is conducted, that was withdrawn or not pursued, the related request shall not count as a request for purposes of this Section 1.1(b).

(c) The Company may, at its option, include with the Registrable Securities in any registration statement filed pursuant to Section 1.1(b) such equity securities as the Company may desire to register, offer and sell. In such case, the Company shall give prompt written notice to Kelso of its intent so to register equity securities on its own behalf. If, at any time after giving written notice (pursuant to this Section 1.1(c)) of its intention to register equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to Kelso and, thereupon, shall not be obligated to register any such equity securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of Kelso that a registration be effected under Section 1.1(b). Notwithstanding anything herein to the contrary, the Company shall only have the right to include such equity securities in such proposed registration if the Company and Kelso shall have been advised in writing by the managing underwriter for such offering that doing so would not adversely affect the offering price or the marketability of the Registrable Securities or the timing of such offering.

1.2 Withdrawal of Requests. Kelso shall have the right, exercisable by written notice to the Company, to withdraw any request for an Underwritten Take-Down Transaction or to effect the registration of Registrable Securities owned by Kelso pursuant to Section 1.1(b); provided that in the case of a request pursuant to Section 1.1(b), Kelso shall have such right only at any time prior to the effective date of the related registration statement. Upon receipt of a notice from Kelso to such effect, the Company shall cease all efforts to obtain effectiveness of the applicable registration statement or effectuate the Underwritten Take-Down Transaction, as the case may be.

1.3 Registration Statement Form. A registration requested pursuant to Section 1.1 shall be effected by the filing of a registration statement on Form S-3 (or any successor form) or, if the Company is not eligible to use Form S-3, another form agreed to by Kelso.

1.4 Expenses. The Company shall pay, and shall be responsible for, all Registration Expenses in connection with the registrations and offerings, including underwritten offerings, that are effected pursuant to this Section 1; provided that Kelso shall pay (a) all Registration Expenses to the extent required to be paid by Kelso under applicable law, (b) all underwriting discounts and commissions and transfer taxes, if any, with respect to Registrable Securities sold by Kelso and (c) all fees and disbursements of Kelso’s outside counsel incurred in connection with any such registrations and offerings.

2. Incidental Registrations. Subject to the last sentence of this Section 2, if the Company at any time proposes to register any of its equity securities under the Securities Act for sale to the public, whether for the account of the Company or the account of any security holder of the Company (including, but not limited to, a shelf registration statement on Form S-3 or any successor form, but other than pursuant to a registration on Form S-4 or S-8 or any successor form), then the Company shall give prompt written notice (but in no event less than 15 days prior to the initial filing with respect thereto) to Kelso regarding such proposed registration. Upon the written request of Kelso made within 15 days after the date of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by Kelso and the intended method or methods of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of such Registrable Securities in accordance with such intended method or methods of disposition; provided that:

(a) the Company shall not include Registrable Securities in such proposed registration to the extent that the Board shall have determined, after consultation with the managing underwriter for such offering, that it would materially and adversely affect the offering price to include any Registrable Securities in such registration; provided that, in the event of any such determination, the Company shall give Kelso notice of such determination in lieu of the notice otherwise required by the first sentence of this Section 2;

(b) if, at any time after giving written notice (pursuant to this Section 2) of its intention to register equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to Kelso and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of Kelso that a registration be effected under Section 1.1; and

(c) if in connection with a registration pursuant to this Section 2, the managing underwriter of such registration (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company and Kelso in writing that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the offering price or the marketability of the securities being sold in such registration or the timing of such registration, then in the case of any registration pursuant to this Section 2, the Company shall include in such registration only the number which the Company is so advised can be sold in such offering without such adverse effect; provided that in such case it shall first include the securities, if any, being sold by the Company, and, second, the Registrable Securities of Kelso.

The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2; provided that Kelso shall pay (a) all Registration Expenses to the extent required to be paid by Kelso under applicable law and (b) all underwriting discounts and commissions and transfer taxes, if any, applicable to the Registrable Securities sold in such offering. No registration effected under this Section 2 shall relieve the Company from its obligation to effect any registration under Section 1.1 or prejudice the rights of Kelso under Section 1.1 or its ability to offer and sell shares under any Shelf Registration Statement. Notwithstanding anything to the contrary in this Section 2, during any Shelf Effectiveness Period, the provisions of this Section 2 shall only apply in respect of registrations for underwritten offerings for which a “road show” is conducted.

3. Registration Procedures. Subject to the provisions of Section 1.1(a), including the Company’s obligation to file the Automatic Shelf Registration Statement and the timing thereof as provided in Section 1.1(a), if and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Sections 1.1 or 2, the Company shall promptly:

(a) prepare, and as soon as practicable, but in any event within 45 days thereafter, file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use its best efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement continuously effective in order to permit the prospectus included therein to be usable by the holders of Registrable Securities until the earlier to occur of (i) such time as all Registrable Securities that could be sold under such registration statement have been sold or are no longer outstanding or (ii) the expiration of the term of this Agreement in accordance with Section 11.10;

(b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses under Rule 433 under the Securities Act (each, a “Free Writing Prospectus”) and Exchange Act reports as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but (other than in the case of a Shelf Registration Statement) in no event for a period of more than 180 days after such registration statement becomes effective (subject to Section 1.1(b);

(c) furnish copies of all documents proposed to be filed with the Commission in connection with such registration (including any Free Writing Prospectus) to counsel selected by Kelso, and such documents shall be subject to the review of such counsel (which shall be reasonably prompt); provided that the Company shall not file any registration statement or any amendment or post-effective amendment or supplement to such registration statement or the prospectus or any supplement thereto or any Free Writing Prospectus or any Exchange Act reports (in each case relating to the disposition of Registrable Shares) used in connection therewith to which such counsel shall have reasonably objected on the grounds that such registration statement, prospectus, supplement, Free Writing Prospectus or Exchange Act report does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(d) furnish to Kelso, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any supplement, any other prospectus filed under Rule 424 under the Securities Act and any Free Writing Prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Kelso may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Kelso in accordance with the intended method or methods of disposition thereof;

(e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions in the United States as Kelso shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable Kelso to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof; provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

(f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self- regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable Kelso to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(g) in any underwritten offering, including any Underwritten Take-Down Transaction, furnish to Kelso:

(i) an opinion of counsel for the Company experienced in securities law matters, addressed to Kelso or its designated affiliates and dated the date of the closing of such underwritten offering, and

(ii) a “comfort” letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), addressed to Kelso or its designated affiliates and dated the date of the underwriting agreement for such underwritten offering, signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in the registration statement, covering such matters as are customarily covered in opinions of counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and such other matters as Kelso may reasonably request;

(h) (i) promptly upon discovery by the Company of any misstatement or omission notify Kelso at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus (including any information incorporated by reference therein) included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (ii) promptly upon such discovery (except to the extent the Company delivers a Material Event Notice, in which case such period may be up to 60 days but shall end upon public disclosure of the material transaction which necessitated such Material Event Notice), prepare and furnish to Kelso a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided that, notwithstanding anything to the contrary herein, the Company shall not be permitted to exercise its right to deliver a Material Event Notice more than three times during any 365 day period;

(i) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of such registration statement;

(j) notify Kelso (i) when the prospectus, any prospectus supplement, any post-effective amendment or any Free Writing Prospectus has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of the receipt by the Company of any comments from the Commission or of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

(k) use its best efforts to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

(l) use its best efforts (i) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed and (ii) to instruct the Company’s transfer agent (A) to release any stop transfer order with respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends representing ownership of the shares being sold, in such denominations requested by Kelso or the lead underwriter;

(m) enter into such agreements and take such other actions as Kelso or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, (x) in the case of a request for an

Underwritten Take-Down Transaction or (y) in the case of a request pursuant to Section 1.1(b) that is for an underwritten offering, preparing for, and participating in “road shows,” and all such other customary selling efforts as Kelso or the underwriters reasonably request in order to expedite or facilitate such disposition; provided that, notwithstanding anything to the contrary herein, (i) the total number of “road shows” the Company shall be required to participate in pursuant to this Agreement shall not exceed two and (ii) the Company and its senior management shall, to the extent requested by the managing underwriter, participate in such “road shows” in a customary manner;

(n) furnish to Kelso such information and assistance as Kelso may reasonably request in connection with any “due diligence” effort which Kelso deems appropriate;

(o) cooperate with Kelso and each underwriter and their respective counsel in connection with any filings required to be made with the NASD, New York Stock Exchange, or any other securities exchange on which such Registrable Securities are traded or will be traded;

(p) cause its officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions and due diligence sessions) taking into account the Company’s business needs; and

(q) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities as contemplated hereby.

As a condition to its registration of Registrable Securities, the Company may require Kelso to execute powers-of-attorney, custody arrangements and other customary agreements appropriate to facilitate the offering and to furnish to the Company such information regarding Kelso, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Kelso agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by Kelso not materially misleading.

The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus or any Free Writing Prospectus used in connection therewith, which refers to Kelso, or otherwise identifies Kelso as the holder of any Registrable Securities, without the consent of Kelso, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law, in which case the Company shall provide written notice to Kelso no less than five days prior to the filing of such amendment to any registration statement or amendment of or supplement to the prospectus or any Free Writing Prospectus. For the avoidance of doubt, this provision shall not entitle Kelso to review any Exchange Act reports of the Company that are incorporated by reference into the registration statement prior to their filing with the Commission.

Kelso agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h), Kelso shall promptly discontinue its disposition of Registrable Securities pursuant to the registration statement covering Registrable Securities until Kelso’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, Kelso shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in Kelso’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Kelso shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(h).

4. Underwritten Offerings.

4.1 Underwriting Agreement. If requested by the underwriters for any underwritten offering (including any Underwritten Take-Down Transaction) pursuant to a registration requested under Section 1.1 or 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters, to Kelso and to the Company. Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 7. Kelso shall be a party to such underwriting agreement and may, at Kelso’s option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of Kelso and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of Kelso. The Company may require, at its option, that any or all of the representations and warranties regarding Kelso and the ownership of Kelso’s Registrable Securities by, and the agreements on the part of, Kelso to and for the benefit of such underwriters shall be made to and for the benefit of the Company and that any and all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of the Company. Kelso shall not be required by any underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Kelso, the ownership of Kelso’s Registrable Securities and Kelso’s intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by Kelso pursuant to Section 8.2.

4.2 Selection of Underwriters. Whenever the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company shall have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering. Notwithstanding the foregoing sentence, whenever a registration requested pursuant to Section 1.1 is for an underwritten offering (including any Underwritten Take-Down Transaction), Kelso shall have the right to select the managing underwriter to administer the offering from the following list of entities and the Company acknowledges and agrees that such entities (or any of their Affiliates) are acceptable to it for such purpose: Credit Suisse First Boston LLC; Bear, Stearns & Co. Inc; Goldman, Sachs & Co.; UBS Securities LLC; and Citigroup Global Markets Inc.

5. Holdback Agreements.

(a) If and whenever (i) the Company proposes to register in an underwritten offering any of its equity securities for its own account under the Securities Act (other than pursuant to a registration on Form S-4 or S-8 or any successor form) or (ii) Kelso requests to sell Registrable Securities in an underwritten offering pursuant to Section 1.1 (including an Underwritten Take-Down Transaction) or Section 2, Kelso agrees not to effect any public offer, sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 1.1 of any Registrable Securities within seven days prior to the reasonably expected effective date of the contemplated registration statement (“Expected Trigger Date”) and during the period beginning on the effective date of the registration statement relating to such registration (the “Trigger Date”) and until 90 days (or such shorter period as the managing underwriter for any underwritten offering may agree) after the Trigger Date, except as part of such registration; provided that, with respect to any Underwritten Take-Down Transaction, the Expected Trigger Date and the Trigger Date shall be deemed to be the reasonably expected date of pricing and the date of pricing of such Underwritten Take-Down Transaction, respectively. If requested by such managing underwriter, Kelso agrees to execute an agreement to such effect with the Company and consistent with such managing underwriter’s customary form of holdback agreement.

(b) If and whenever Kelso requests to sell Registrable Securities in an underwritten offering pursuant to Section 1.1 (including an Underwritten Take-Down Transaction) or Section 2, the Company agrees not to effect any public offer, sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to the Expected Trigger

Date and during the period beginning on the Trigger Date and until 90 days (or such shorter period as the managing underwriter may agree) after the Trigger Date (except (i) as part of such registration, (ii) pursuant to an employee equity compensation plan, (iii) pursuant to a registration on Form S-4 or S-8 or any successor form, or (iv) in connection with an acquisition by the Company not subject to clause (iii) above if the managing underwriter has advised the Company and Kelso in writing that such offer, sale or distribution would not adversely affect the offering price or the marketability of the Registrable Securities or the timing of such offering; provided that, with respect to any Underwritten Take-Down Transaction, the Expected Trigger Date and the Trigger Date shall be deemed to be the reasonably expected date of pricing and date of pricing of such Underwritten Take-Down Transaction, respectively. In addition, with respect to any such underwritten offering, if, and to the extent requested by the managing underwriter, the Company shall use its best efforts to cause each holder (other than Kelso) of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period (except that such holders shall retain the right to exercise options for any such securities and to effect, substantially simultaneously with such option exercise, sales of securities acquired pursuant to such option exercise), and to cause each such holder to enter into an agreement to such effect with the Company and otherwise consistent with such managing underwriter’s customary form of holdback agreement.

6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give counsel referred to in clause (c) of Section 3 the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, to the extent that the foregoing relate to the disposition of Registrable Securities, and shall give such counsel access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements in each case as shall be reasonably requested by such counsel in connection with such registration statement.

7. No Grant of Future Registration Rights. The Company shall not grant any shelf, demand or incidental registration rights that are senior to the rights granted to Kelso hereunder to any other Person without the prior written consent of Kelso.

8. Indemnification.

8.1 Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company shall indemnify, defend and hold harmless (a) Kelso, (b) Kelso’s directors, members, stockholders, officers, partners, employees, agents and Affiliates, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (“Controlling Persons”) against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or prospectus supplement, final prospectus or prospectus supplement, summary prospectus or Free Writing Prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement of a material fact or omission of a material fact made in such registration statement, any such preliminary prospectus or prospectus supplement, final prospectus or prospectus supplement, summary prospectus, or Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Person or any of its Controlling Persons expressly for use in the preparation thereof in accordance with Section 8.2. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by Kelso. The indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

8.2 Indemnification by Kelso. In the event of any registration of any Registrable Securities pursuant to this Agreement, Kelso shall indemnify, defend and hold harmless (a) the Company, (b) the Company’s directors, stockholders, officers, employees, agents and Affiliates, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (“Issuer Controlling Persons”) against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or prospectus supplement, final prospectus or prospectus supplement, summary prospectus or Free Writing Prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and Kelso shall reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, but only to the extent such statement or alleged statement or such omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Kelso expressly for use in the preparation of such registration statement, preliminary prospectus or prospectus supplement, final prospectus or prospectus supplement, summary prospectus or Free Writing Prospectus. The Company and Kelso hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by Kelso, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (a) the beneficial ownership of shares of Common Stock by Kelso and its Affiliates and (b) the name and address of Kelso. If any additional information about Kelso or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then Kelso shall provide such information. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by Kelso. The indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of Kelso (which consent shall not be unreasonably withheld or delayed). The indemnity provided by Kelso under this Section 8.2 shall be limited in amount to the net amount of proceeds (i.e., net of expenses, underwriting discounts and commissions) actually received by Kelso from the sale of Registrable Securities pursuant to such registration statement.

8.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 8, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement unless such judgment, compromise or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (iii) does not require any action other than the payment of money by the indemnifying party.

8.4 Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Company and Kelso with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

8.5 Indemnification Payments. Any indemnification required to be made by an indemnifying party pursuant to this Section 8 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

8.6 Other Remedies. If for any reason any indemnification specified in the preceding paragraphs of this Section 8 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative faults of the indemnifying party on the one hand and the indemnified party on the other and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8.6 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 8.6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the other provisions of this Section 8, in respect of any claim for indemnification pursuant to this Section 8, no indemnifying party (other than the Company) shall be required to contribute pursuant to this Section 8.6 any amount in excess of (a) the net proceeds (i.e., net of expenses, underwriting discounts and commissions) received by such indemnifying party from the sale of its Registrable Securities covered by the applicable registration statement, preliminary prospectus or prospectus supplement, final prospectus or prospectus supplement, summary prospectus or Free Writing Prospectus, filed pursuant hereto, minus (b) any amounts previously paid by such indemnifying party pursuant to this Section 8 in respect of such claim, it being understood and agreed that the amount of such indemnifying party’s contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in such indemnifying party held by those of its partners, stockholders or members who have been determined to be at fault. No party shall be liable for contribution under this Section 8.6 except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 8 if such indemnification were enforceable under applicable law.

9. Representations and Warranties.

(a) The Company represents and warrants that (i) the Company has the corporate power and authority to execute, deliver and perform this Agreement; (ii) the execution, delivery and performance of this Agreement by the Company has been duly and validly authorized and approved by all necessary corporate action; (iii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally and general principles of equity; and (iv) the execution, delivery and performance of this Agreement by the Company does not and will not violate the terms of or result in the acceleration of any obligation under (x) any material contract, commitment or other material instrument to which the Company is a party or by which the Company is bound or (y) the organizational documents of the Company. The Company further represents and warrants that at the date of this Agreement, the Company is a “well-known seasoned issuer” as such term is defined in Rule 405 under the Securities Act.

(b) Each of KIA I, KEP II, KIA III–EMJ and KIA IV, severally and not jointly and severally, represents and warrants to the Company as to itself that (i) such Person has the limited partnership power and authority to execute, deliver and perform this Agreement; (ii) the execution, delivery and performance of this Agreement by such Person has been duly and validly authorized and approved by all necessary limited partnership action; (iii) this Agreement has been duly and validly executed and delivered by such Person and constitutes a valid and legally binding obligation of such Person, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally and general principles of equity; and (iv) the execution, delivery and performance of this Agreement by such Person does not and will not violate the terms of or result in the acceleration of any obligation under (x) any material contract, commitment or other material instrument to which such Person is a party or by which such Person is bound or (y) the certificate of limited partnership or limited partnership agreement of such Person.

10. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

Affiliate: a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

Board: the board of directors of the Company.

Business Day: means any day on which banks are not required or authorized to close in the City of New York.

Commission: the Securities and Exchange Commission.

Common Stock: the Common Stock of the Company, no par value, or any other securities of the Company or any other Person issued with respect to such Common Stock by way of a conversion, exchange, replacement, stock dividend or stock split or other distribution in connection with a combination of shares, conversion exchange, replacement, recapitalization, merger, consolidation or other reorganization or otherwise.

Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

Material Event Notice: a certificate signed by an authorized officer of the Company stating that the Company has pending or in process, as of the date of such certificate, a material transaction (including, but not limited to, a financing transaction), the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company.

Merger Agreement: the Agreement and Plan of Merger, of even date herewith, by and among the Company, RSAC Acquisition Corp., a Delaware corporation, and Earle M. Jorgensen Company, a Delaware corporation, as the same may be amended, modified, supplemented or restated from time to time.

NASD: National Association of Securities Dealers, Inc.

Person: an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Registrable Securities: the shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by Kelso as a result of the transactions contemplated by the Merger Agreement. As to any particular shares of Common Stock, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred or (iv) they shall have ceased to be outstanding. Any and all shares of Common Stock which may be issued in respect of, in exchange for, or in substitution for any Registrable Securities, whether by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination, merger, consolidation or otherwise, shall also be “Registrable Securities” hereunder.

Registration Expenses: all fees and expenses incurred in connection with the Company’s performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and applicable

Commission and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) transfer agents’, trustees’, depositories’, registrars’ and fiscal agents’ fees, (vii) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by, or incident to, such registration, (viii) ”road show” expenses, (ix) any allocation of salaries of personnel of the Company and its subsidiaries or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company and its subsidiaries in the ordinary course of its business; and (x) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

Securities Act: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

11. Miscellaneous.

11.1 Rule 144, etc. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and shall take such further action as Kelso may reasonably request, all to the extent required from time to time to enable Kelso to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission. Upon the request of Kelso, the Company shall deliver to Kelso a written statement as to whether it has complied with such requirements.

11.2 Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of and enforceable by the parties hereto and their respective permitted successors and assigns under this Section 11.2. The provisions of this Agreement are for the benefit of Kelso and shall not be for the benefit of or enforceable by any transferee of such Registrable Securities. This Agreement and the registration rights hereunder may not be assigned to any Person without the prior written consent of the Company. Kelso specifically agrees that it will not sell any substantial portion of the Registrable Securities, whether in block sales or otherwise, to a competitor of the Company; provided that any sales in the open market shall not be deemed to be a violation of this provision.

11.3 Stock Splits, etc. Kelso agrees that it will vote to effect a stock split, reverse stock split, recapitalization or combination with respect to any Registrable

Securities in connection with any registration of any Registrable Securities hereunder, or otherwise, if (i) the managing underwriter shall advise the Company (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company) that such a stock split, reverse stock split, recapitalization or combination would facilitate or increase the likelihood of success of the offering, and (ii) such stock split, reverse stock split, recapitalization or combination does not impact the respective ownership percentages of Kelso in the Company. The Company shall cooperate in all respects in effecting any such stock split, reverse stock split, recapitalization or combination. To the extent that any such stock split, reverse stock split, recapitalization or combination is effectuated, any thresholds or percentages set forth in this agreement that are predicated on the non-occurrence of any such stock split, reverse stock split, recapitalization or combination occurring (including, without limitation, those set forth in Section 1.1(a)(iii) and Section 1.1(b)) shall be deemed automatically adjusted in a manner that preserves the original intent of the provisions containing such thresholds or percentages.

11.4 Amendment and Modification.

(a) This Agreement may be amended, waived, modified or supplemented by a written instrument executed and delivered by the Company and Kelso. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(b) Notwithstanding anything to the contrary herein, any actions to be taken, or any rights to be exercised by Kelso hereunder (including, for the avoidance of doubt, the execution and delivery of any amendments, waivers, modifications or supplements of this Agreement pursuant to this Section 11.4), shall be effective if taken or exercised by Persons owning a majority in interest of the aggregate number of Registrable Securities, and the Company shall be entitled to rely on the power and authority of such majority in interest to take such actions and to exercise such rights.

11.5 Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof. By execution and delivery of this Agreement, each party hereto irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, for purposes of any claim, action or proceeding arising out of this Agreement or any other transaction contemplated hereby. Each party hereto agrees to commence any such claim, action or proceeding only in the Court of Chancery of the State of Delaware. Each of the parties hereby waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable Law, any claim that (a) such party is not personally subject to the jurisdiction of such courts, (b) such party and such party’s property is immune from any legal process issued by such courts or (c) any claim, action or proceeding commenced in such courts is brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s address set forth in Section 11.7 shall be effective service of process for any claim, action or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 11.5 or otherwise.

11.6 Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

11.7 Notices. All notices, requests, claims, demands, letters, waivers and other communications permitted or required under this Agreement shall be in writing and shall be deemed to be duly given if hand delivered to the persons set forth below or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telecopy, receipt acknowledged, addressed as set forth below or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the other parties hereto. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor in all other cases:

(i)	If to the Company, to it at:

Reliance Steel & Aluminum Co.

350 South Grand Avenue, Suite 5100

Los Angeles, California 90071

Attention: David H. Hannah, Chief Executive Officer

       Kay Rustand, Vice President and General Counsel

Facsimile: (213) 687-8792

with a copy (which shall not constitute notice) to:

Lord, Bissell & Brook LLP

300 South Grand Avenue, Suite 800

Los Angeles, California 90071

Attention: David R. Decker

Facsimile: (213) 485-1200

(ii)	If to Kelso, to it at:

Kelso & Company

320 Park Avenue, 24th Floor

New York, New York 10022

Attention: James J. Connors II

Facsimile.: (212) 223-2379

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Richard D. Bohm

Facsimile: (212) 909-6836

11.8 Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of the parties only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

11.9 Injunctive Relief. Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

11.10 Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earliest of (a) its termination by the written consent of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) three years from the date of the filing of the Automatic Shelf Registration Statement plus, if for any time period during such three years a Shelf Registration Statement pursuant to Section 1.1(a) should not be effective and available for the offer and sale of Registrable Securities, whether pursuant to a stop order, injunction, other order or requirement of the Commission or other governmental agency or court or otherwise (each such period, an “Unavailability Period”), a number of days equal to the aggregate number of days covered by all Unavailability Periods; provided that the parties’ respective rights and obligations under Section 8 shall survive the termination of this Agreement.

11.11 Further Assurances. Subject to the specific terms of this Agreement, each of the Company and Kelso shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

11.12 Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement and understanding of the parties hereto with respect to the matters referred to herein. This Agreement and the Merger Agreement supersede all prior agreements and understandings among the parties with respect to such matters.

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IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

RELIANCE STEEL & ALUMINUM CO.

By:	/s/ David H. Hannah
Name:	David H. Hannah
Title:	Chief Executive Officer

By:	/s/ Karla Lewis
Name:	Karla Lewis
Title:	Executive Vice President and Chief Financial Officer

KELSO INVESTMENT ASSOCIATES, L.P.

By: Kelso Partners I, L.P., General Partner

By:	/s/ Frank T. Nickell
Name:	Frank T. Nickell
Title:	General Partner

KELSO EQUITY PARTNERS II, L.P.

By:	/s/ Frank T. Nickell
Name:	Frank T. Nickell
Title:	General Partner

KIA III–EARLE M. JORGENSEN, L.P.

By: Kelso Partners III, L.P., General Partner

By:	/s/ Frank T. Nickell
Name:	Frank T. Nickell
Title:	General Partner

KELSO INVESTMENT ASSOCIATES IV, L.P.

By: Kelso Partners IV, L.P., General Partner

By:	/s/ Frank T. Nickell
Name:	Frank T. Nickell
Title:	General Partner